Exhibit 99.162

SIXTH AMENDMENT TO THE
NORTH VALLEY BANCORP 401(K) PLAN

This Sixth Amendment (Amendment) to the North Valley Bancorp 401(k) Plan (Plan) is hereby adopted by North Valley Bancorp (Employer).

RECITALS

A.	Effective as of January 1, 1984, the Employer adopted the Plan.

B.	Effective January 1, 1994, the Plan was restated in its entirety and was subsequently restated in its entirety on February 20, 1997.

C.

Effective July 1, 2002, the Plan was amended and restated to include certain changes required by the Uniform Services Employment and Reemployment Rights Act (USERRA), the Uruguay Round Agreement Act of 1994 (GATT), the Small Business Job Protection Act of 1996 (SBJPA ‘96), the Taxpayer Relief Act of 1997 (TRA ‘97), and the Community Renewal Tax Relief Act of 2000 (CRA).

D.

Effective October 12, 2000, the Employer acquired Six Rivers National Bank. All employees who participated in the Six Rivers National Bank Profit Sharing 401(k) Plan (Six Rivers Plan) on the day before the acquisition were eligible to participate in this Plan on the first day of the payroll period following the acquisition date.

E.

Effective July 1, 2002, the Plan was amended to allow Participants to defer up to fifty percent (50%) of their compensation, to exclude severance pay and taxable fringe benefits from the definition of compensation for only salary deferral contributions, and to provide that salary deferrals can be reinstated on the first day of each month.

F.	Effective January 1, 2002, the Plan was amended to reflect certain changes required by the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA).

G.

Effective January 1, 2003, the Plan was amended by the former prototype plan sponsor, Diversified Investment Advisors, to adopt the provisions described in Q/A-3 of Final Treasury Regulations section 1.401(a)(9)-1 published on April 17, 2002 regarding the plan document provisions necessary to comply with Internal Revenue Code section 401(a)(9).

H.

In August, 2004, the Employer amended the Plan to provide for the participation of the employees of Yolo Community Bank, effective September 1, 2004, as a result of the merger of Yolo Community Bank into new Yolo Community Bank, a wholly-owned subsidiary of North Valley Bancorp, effective August 31, 2004, to provide for the crediting of prior service with Yolo Community Bank for purposes of eligibility, accrual of benefits and vesting under the Plan and to provide the Employer the opportunity to make safe harbor contributions to the Plan for each Plan Year that the Employer so elects and provides the required “safe harbor” notice under the Code.

I.

In September 2004, the Employer amended and restated the Plan to clarify and conform certain provisions with its original intent that was not accurately captured in the August 2004 amendment and restatement.

J.

The Employer amended the Plan: to reduce the limit for making distributions without participant consent from $5,000 to $1,000 effective March 28, 2005; and to change the matching contribution rate to 50% on every dollar up to the first 6% of the employee’s compensation effective July 1, 2005.

K.	Effective July 1, 2005, the Employer amended the Plan to eliminate all forms of distribution from the Plan other than hardship withdrawals, lump sum distributions and eligible rollover distributions.

L.	In December 2005, the Employer amended the Plan to provide that all contributions will be held in a trust and not under a group annuity contract as a trust equivalent.

M.	In December 2006, the Employer amended the Plan to comply with the final Treasury regulations promulgated under Code sections 401(k) and 401(m) effective January 1, 2006.

N.

On March 22, 2007, the Employer amended the Plan, effective September 1, 2004, to conform the vesting computation period with its original intent that it is a twelve consecutive month period beginning on the employee’s commencement date and each anniversary thereof.

O.	The Employer now wishes to amend the Plan, effective January 1, 2009 to require a ninety (90) day service requirement with entry dates on the following January 1 or July 1.

P.

The Employer also wishes to amend the Plan, effective January 1, 2008, to comply with the Final Regulations under Code section 415 to comply with the rollover distribution requirements enacted by the Pension Protection Act of 2006.

OPERATIVE PROVISIONS

In accordance with the foregoing recitals, the Employer hereby amends the Plan:

1.	Effective January 1, 2008, Plan section 2.14, “Eligible Retirement Plan”, is amended in its entirety to read as follows:

	2.14.	Eligible Retirement Plan.

“Eligible Retirement Plan” means a qualified trust described in Code section 401(a), an annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), an individual retirement account described in Code section 408(a), a Roth individual retirement account described in Code section 408A, an individual retirement annuity described in Code section 408(b) other than an endowment contract, or an eligible deferred compensation plan described in Code section 457(b) that is maintained by a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State and that agrees to separately account for amounts transferred into such plan from this Plan, that accepts the Distributee’s Eligible Rollover Distribution; provided, however, that in the case of an Eligible Rollover Distribution to a designated Beneficiary who is not the Employee’s surviving spouse, (i) an Eligible Retirement Plan shall be either an individual retirement account described in Code section 408(a), a Roth individual retirement account described in Code section 408A, or an individual retirement annuity described in Code section 408(b) other than an endowment contract and (ii) a direct trustee-to-trustee transfer is made to such an account or annuity.

2.	Effective January 1, 2008, subsections C and D of Plan section 2.15, “Eligible Rollover Distribution,” are amended in their entirety to read as follows:

C.

The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); provided, however, that:

		1.	A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax Employee contributions that are not includible in gross income; and

		2.	Notwithstanding the preceding clause, such portion may be transferred in a direct trustee–to-trustee transfer only to:

			a.	An individual retirement account described in Code section 408(a);

			b.	A Roth individual retirement account described in Code section 408A;

			c.	An individual retirement annuity described in Code section 408(b);

d.

A qualified defined contribution plan described in Code section 401(a) or 403(a) that agrees to separately account for amounts so transferred (and earnings thereon), including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible; or

e.

A qualified plan described in Code section 401(a) or 403(a) (whether or not it is a defined contribution plan), or an annuity contract described in Code section 403(b) that agrees to separately account for amounts so transferred (and earnings thereon), including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible.

	D.	Any distribution that is made upon the hardship of the Employee.

3.	Effective January 1, 2009, Plan section 3.01 is amended in its entirety to read as follows:

	3.01.	Eligibility And Entry Date.

All Eligible Employees may participate in the Plan. An Eligible Employee becomes a Participant on the January 1 or July 1 following the completion of ninety (90) days of actual Service with the Employer.

Yolo Community Bank Employees, who are Eligible Employees on September 1, 2004 and either (i) were enrolled as participants in the Yolo Community Bank 401(k) Profit Sharing Plan as of August 30, 2004 or (ii) were eligible to be enrolled as participants in the Yolo Community Bank 401(k) Profit Sharing Plan as of July 1, 2004 due to completing one (1) month or more of Service with Yolo Community Bank before July 1, 2004, shall become Participants in the Plan effective September 1, 2004. Yolo Community Bank employees who are Eligible Employees on October 1, 2004 and had completed one (1) month or more of Service with Yolo Community Bank before October 1, 2004 shall become Participants in the Plan effective October 1, 2004.

Yolo Community Bank Employees who become Participants as of September 1, 2004 and did not timely submit a Compensation reduction agreement before September 1, 2004, will have a second opportunity to submit a Compensation reduction agreement before October 1, 2004.

4.	Effective January 1, 2008, subsection F of Plan section 6.01, “Total Compensation” is amended in its entirety to read as follows:

	F.	Total Compensation.

		1.	“Total Compensation” means remuneration for services of the following types:

a.

The Employee’s wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliated Employer to the extent that the amounts are includible in gross income (or to the extent amounts would have been includible in gross income but for an election under Code section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k) or 457(b)), including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Treasury regulations section 1.162-2(c);

b.

In the case of an Employee who is an employee within the meaning of Code section 401(c)(1) and the Treasury regulations promulgated thereunder, the Employee’s earned income (as described in Code section 401(c)(2) and the Treasury regulations promulgated thereunder), plus amounts deferred at the election of the Employee that would be includible in gross income but for the rules of Code section 402(e)(3), 402(h)(1)(B), 402(k) or 457(b);

	c.	Amounts described in Code section 104(a)(3), 105(a) or 105(h), but only to the extent that these amounts are includible in the gross income of the Employee;

d.

Amounts paid or reimbursed by the Employer or an Affiliated Employer for moving expenses incurred by the Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Code section 217;

e.

The value of a nonstatutory option (which is an option other than a statutory option as defined in Treasury regulations section 1.421-1(b)) granted to the Employee by the Employer or an Affiliated Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted;

	f.	The amount includible in the gross income of the Employee upon making the election described in Code section 83(b); and

	g.	Amounts that are includible in the gross income of the Employee under the rules of Code section 409A or 457(f)(1)(A) or because the amounts are constructively received by the Employee.

2.	“Total Compensation” does not include:

a.

Contributions (other than elective contributions described in Code section 402(e)(3), 408(k)(6), 408(p)(2)(A)(i), or 457(b)) made by the Employer or an Affiliated Employer to a plan of deferred compensation (including a simplified employee pension described in Code section 408(k) or a simple retirement account described in Code section 408(p), and whether or not qualified) to the extent that the contributions are not includible in the gross income of the Employee for the taxable year in which contributed;

	b.	Any distributions from a plan of deferred compensation (whether or not qualified) regardless of whether such amounts are includible in the gross income of the Employee when distributed;

c.

Amounts realized from the exercise of a nonstatutory option (which is an option other than a statutory option as defined in Treasury regulations section 1.421-1(b)) or when restricted stock or other property held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture under Code section 83 and the Treasury regulations promulgated thereunder;

	d.	Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option (as defined in Treasury regulations section 1.421-1(b));

e.

Other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in Code section 125);

	f.	Other items of remuneration that are similar to any of the items listed above in this subparagraph.

3.	Differential Wage Payments.

Effective as of January 1, 2009, “Total Compensation” shall include differential wage payments to Participants on active duty to the extent required by the provisions of Code section 414(u)(12)(A)(ii), the Treasury regulations thereunder and any subsequent guidance issued under Code section 414(u)(12)(A)(ii).

		4.	Payments After Severance From Employment.

“Total Compensation” includes amounts paid after the Employee’s Severance From Employment if paid by the later of (i) two and one-half (2-1/2) months after the Employee’s Severance From Employment, or (ii) the end of the Limitation Year that includes the date of the Employee’s Severance From Employment subject to the following requirements:

a.

The payment is regular compensation for services during the Employee’s regular working hours, or compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments and the payment would have been made to the Employee prior to a Severance From Employment if the Employee had continued in employment with the Employer.

			b.	The following amounts are excluded:

				(1)	Amounts paid for unused accrued bona fide sick, vacation, or other leave.

				(2)	Amounts received by the Employee pursuant to a nonqualified unfunded deferred compensation plan.

5.	Effective January 1, 2009, subsection G is added to Plan section 6.01, “Total Compensation”, to read as follows:

	G.	USERRA Compensation.

For purposes of determining the Employer’s liability under section 4318(b)(1) of chapter 43 of title 38, United States Code, as enacted by USERRA, an Employee’s Compensation during the period of qualified military service shall be computed at the rate the Employee would have received but for the period of qualified military service.

6.	Effective January 1, 2008, subsection D of Plan section 6.02, “Limitation On Allocations” is amended in its entirety to read as follows:

	D.	If there is an Excess Amount with respect to a Participant for a Limitation Year, such Excess Amount shall be disposed of as follows:

1.

First, any Excess Amounts attributed to this Plan shall be reduced, to the extent possible, by distribution of elective deferrals (within the meaning of Code section 402(g)(3) that have not been matched), along with the distribution of gains attributable to those elective deferrals in accordance with Treasury Regulation section 1.402(g)-1(e)(2) or (3).

2.

Second, any Excess Amounts attributed to this Plan shall be reduced to the extent possible by distribution of elective deferrals (and earnings as described above) that have been matched and the Employer Matching Contributions attributable thereto.

		3.	Third, any Excess Amounts attributed to allocations under the North Valley Bancorp Employee Stock Ownership Plan shall be reduced.

		4.	Fourth, any Excess Amount remaining shall be returned to the Employer or disposed of in accordance with the Disposition Of Excess Amounts article.

7.	Effective January 1, 2008, Plan section 6.03, “Suspense Account”, is renamed and amended in its entirety to read as follows:

	6.03.	Disposition Of Excess Amount.

A.

For Limitation Years beginning before July 1, 2007, in the event that the Excess Amount in any year exceeds the maximum amount that may be allocated, or in the event of an unintentional error, computational or otherwise, by the Employer, in allocating Annual Additions to a Participant’s Account, if such amount is not returned to the Employer, such amount, as determined by the Employer, may be held in the Suspense Account, subject to the following limitations and conditions:

			1.	Investment gains and losses and other income may not be reallocated to the suspense account;

			2.	The amounts in the suspense account shall be allocated as of each allocation date on which such amount may be allocated until the suspense account is exhausted;

			3.	No Employer contributions may be made at any time when the suspense account has unallocated amounts or when their allocation would be precluded by Code section 415; and

		4.	Upon termination of the Plan, the suspense account shall revert to the Employer to the extent that it may not then be allocated to any Participant’s Account.

B.

For Limitation Years beginning on or after July 1, 2007, if there is an Excess Amount the Employer and the Plan Administrator shall correct the Excess Amount in accordance with the requirements of the Employee Plans Compliance Resolution System (EPCRS) as described in Rev. Proc. 2008-50 and any subsequent guidance.

8.	In all other respects, the Plan is hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the Employer has executed and adopted this Amendment on this 20th day of November, 2008.

EMPLOYER:

NORTH VALLEY BANCORP

By:	/s/ Michael J. Cushman

Michael J. Cushman,
President & CEO